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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: October 20, 1999                   Commission File No. 000-22347
(Date of earliest event reported)



                             ASCENT PEDIATRICS, INC.
             (Exact name of Registrant as specified in its Charter)


         Delaware                                        04-3047405
(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)

187 Ballardvale Street, Wilmington, Massachusetts                        01887
(Address of principal executive offices)                              (Zip Code)

                                 (978) 658-2500
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS

         Ascent Pediatrics, Inc. ("Ascent") announced on October 20, 1999 that it had entered into an agreement with Alpharma Inc. modifying the strategic alliance between Ascent and Alpharma Inc.

         Under the original strategic alliance, Alpharma, through its subsidiary Alpharma USPD Inc., agreed to provide up to $40 million in financing to Ascent through a 7.5% convertible subordinated note due in 2004 and 2005, and Alpharma acquired an option, exercisable during the first half of year 2002, to acquire the then outstanding shares of Ascent for cash at a price to be determined by a formula based upon Ascent's results in 2001.

         Under the new agreement, Ascent and Alpharma agreed, among other things, to extend by 12 months the exercise period of Alpharma's option to the first half of year 2003, to change the fiscal year upon which the exercise price of Alpharma's option is based from 2001 to 2002 and to modify certain conditions on Ascent's access to funds under the Alpharma credit facility. In addition, Ascent agreed that, to the extent it borrowed funds from Alpharma under the $40 million credit facility to finance the acquisition of products or businesses, it would grant Alpharma a security interest in such products or businesses. The modification of the terms of Alpharma's purchase option are subject to the approval of Ascent's stockholders.

         In connection with the modification of the Alpharma-Ascent alliance, ING Furman Selz agreed to provide up to $10 million in additional financing to Ascent for general corporate purposes through 7.5% convertible subordinated notes due July 1, 2004. In return, Ascent issued ING Furman Selz warrants to purchase 1,000,000 Ascent Depositary Shares at a price of $3.00 per share and agreed to issue ING Furman Selz warrants to purchase up to an additional 4,000,000 Ascent Depositary Shares at an exercise price of $3.00 per share in connection with borrowings under the Alpharma credit facility.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits. The following exhibits are incorporated herein by reference:

Exhibit
Number
4.1               Form of 7.5% Convertible Subordinated Note.

4.2               Form of Warrant to Purchase Depositary Shares.


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
10.1 Second Supplemental Agreement dated as of October 15, 1999 by and among Ascent, Alpharma USPD Inc., Alpharma Inc., State
                  Street Bank and Trust Company and each of the Original Lenders
                  (as defined therein).

10.2              Amended and Restated Subordination Agreement dated as of October 15,
                  1999 by and among Ascent, Alpharma USPD Inc. and each of the Original
                  Lenders (as defined therein).

10.3              Fourth Amendment dated as of October 15, 1999 to the Series G
                  Securities Purchase Agreement dated as of May 13, 1998, as amended, by and among Ascent, Furman Selz Investors II, L.P.,
                  FS Employee Investors LLC, FS Parallel Fund L.P., Flynn
                  Partners and BancBoston Ventures Inc.

99.1              Press release dated October 20, 1999.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 4, 1999              ASCENT PEDIATRICS, INC.



                                     /s/ Alan R. Fox
                                     --------------------------------------
                                         Alan R. Fox
                                         President and Chief Executive Officer


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